Confidential | for discussion purposes only GOLUB CAPITAL DIRECT LENDING CORPORATION EARNINGS PRESENTATION QUARTER ENDED SEPTEMBER 30, 2023

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; the effect of investments that we expect to make and the competition for those investments; completion of a public offering of our securities or other liquidity event; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning July 1, 2021 and ending September 30, 2023. The first investment in GDLC took place on July 1, 2021. These returns do not represent an actual return to any investor in the Company. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. – GDLC generated an annualized net income return on equity1 of 12.1% during the quarter ended September 30, 2023. – GDLC has achieved an inception-to-date IRR2 on NAV of 10.3% through September 30, 2023. – For the quarter ended September 30, 2023, we made new investment commitments of $59.9 million in 26 portfolio companies. The fair value of investments as of September 30, 2023 was $320.5 million. Overall, total investments in portfolio companies at fair value increased by $45.8 million or 16.7%. – The annualized investment income yield3 for the three months ended September 30, 2023 was 12.4%, an increase from 12.2% for the three months ended June 30, 2023. – As of September 30, 2023, we had total investor capital subscriptions of $450.6 million and contributed capital of $232.0 million (51.5% called capital ratio). In addition, after quarter end, we have issued two capital call for proceeds totaling $41.9 million. – Strong credit performance; over 94% of the investments in our portfolio at fair value continue to have an Internal Performance Rating of 4 or higher as of September 30, 2023 and there were no portfolio company investments on non-accrual.

4 Quarter Ended (Dollar amounts in 000s, except per share data) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Select Financial Data New investment commitments $93,741 $40,041 $18,805 $10,071 $59,944 Fair value of investments $201,836 $242,533 $261,043 $274,669 $320,486 Net income (loss) $1,632 $2,545 $5,237 $5,608 $5,763 Net investment income after excise tax $2,973 $3,715 $4,442 $4,987 $5,261 Earnings (loss) per weighted average share1 $0.23 $0.27 $0.49 $0.50 $0.46 Net investment income per weighted average share1 $0.41 $0.39 $0.42 $0.45 $0.42 Annualized return on equity – net income2 6.0% 7.0% 13.4% 13.5% 12.1% Quarterly return on equity – net income (loss)3 1.5% 1.8% 3.3% 3.4% 3.0% Asset Mix of New Originations Senior Secured 1% 3% 0% 0% 2% One Stop 98% 94% 98% 100% 97% Junior Debt4 0% 0%* 0% 0% 1% Equity 1% 3% 2% 0% 0%* Summary of Quarterly Results (cont’d) * Represents an amount less than 1.0%. 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. Due to the significant changes in net assets, net investment income and net income that may occur quarter-to-quarter as a result of Golub Capital Direct Lending Corporation (“we”, “us”, “our”, the “Company” or “GDLC”) commencing operations on July 1, 2021, per share amounts may fluctuate significantly from quarter-to-quarter and quarterly comparisons may not be meaningful. 2.Return on equity calculations are based on daily weighted average of total net assets during the period presented. 3. Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 4. Junior debt consists of second lien and subordinated debt.

5 $15.00 $0.42 $(0.46) $0.00 * $0.04 $15.00 June 30, 2023 NAV Net Investment Income Dividends Recorded in September 30, 2023 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments September 30, 2023 NAV GDLC Generated Strong NII Gains, Resulting in 12.1% Annualized Return to Shareholders1 * Represents an amount less than $0.01. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. Net Realized & Unrealized Gain: $0.04 NAV Per Share Bridge

6 4% 91% 5% Portfolio Highlights - Portfolio Diversity as of September 30, 2023 Investment Portfolio $320mm | 151 Investments | Average Size <0.7% Portfolio Composition by Seniority 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. 96% First Lien Diversification by Obligor Top 10 Investments 34% Top 25 Investments 59% Remaining 126 Investments 41% Avg Size <0.7% Floating, 99% Fixed, 1% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 Software 40% Specialty Retail 9% Automobiles 5% Diversified Consumer Services 5% Healthcare Providers and Services 4% Insurance 4% Commercial Services and Supplies 4% Life Sciences Tools & Services 3% 21 industries below 3% First Lien Traditional Senior First Lien One Stop Junior Debt1 Equity * Junior Debt represents an amount less than 1% 0%*

7 9.0% 10.6% 11.6% 12.2% 12.4% 8.6% 10.3% 11.3% 11.8% 12.1% 5.1% 4.9% 4.9% 4.8% 3.9% 5.8% 6.7% 7.3% 7.7% 3.6% 4.6% 4.9% 5.3% 5.4% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt⁴ 3-Month Secured Overnight Financing Rate ("SOFR") September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Portfolio Highlights - Economic Analysis 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and accrued PIK/non-cash dividend income, but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 4.8%

8 Portfolio Highlights - Portfolio Ratings – Over 94% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of September 30, 2023, and there were no portfolio company investments on non-accrual. Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End At Quarter End Rating 2021 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 5 0.0% 0.6% 0.4% 0.2% 0.2% 0.2% 4 100.0% 97.9% 98.3% 96.7% 95.6% 94.5% 3 0.0% 1.5% 1.3% 3.1% 4.2% 5.3% 2 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination Internal Performance Ratings Definition

9 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 (audited) (unaudited) (unaudited) (unaudited) (audited) Assets Investments, at fair value $201,836 $242,533 $261,043 $274,669 $320,486 Cash and foreign currencies 6,073 5,673 5,554 8,175 29,041 Other assets 1,311 1,547 1,560 1,640 1,990 Total Assets $209,220 $249,753 $268,157 $284,484 $351,517 Liabilities and Net Assets Debt $73,114 $95,850 $96,197 $96,998 $109,347 Unamortized debt issuance costs (632) (709) (741) (751) (890) Interest payable 635 1,129 1,561 1,462 1,791 Distributions payable — 1,106 3,853 4,102 4,115 Other liabilities 150 1,086 1,379 1,200 1,614 Total Liabilities 73,267 98,462 102,249 103,011 115,977 Total Net Assets 135,953 151,291 165,908 181,473 235,540 Total Liabilities and Net Assets $209,220 $249,753 $268,157 $284,484 $351,517 Net Asset Value per Share $15.00 $15.00 $15.00 $15.00 $15.00 Leverage Ratio 0.54x 0.64x 0.59x 0.54x 0.47x Asset coverage 284.4% 256.0% 269.7% 284.3% 311.9% Common shares outstanding 9,066,482 10,086,079 11,060,503 12,098,236 15,702,640

10 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $3,576 $5,655 $6,815 $7,613 $8,437 Dividend income — 214.04 235 246 265 Fee income 80 21 13 15 17 Total Investment Income $3,656 $5,890 $7,063 $7,874 $8,719 Expenses Interest and other debt financing expenses $683 $1,220 $1,551 $1,784 $1,941 Base management fee, net of waiver1 — 190 207 222 486 Incentive fee – net investment income, net of waiver2 — 413 493 554 585 Other operating expenses 304 247 332 327 446 Other operating expenses reimbursement waiver3 (304) — — — — Total Expenses 683 2,070 2,583 2,887 3,458 Excise tax — 105 38 — — Net Investment Income after tax $2,973 $3,715 $4,442 $4,987 $5,261 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions ($57) $5 $8 $182 $15 Net unrealized appreciation (depreciation) on investments and foreign currency transactions (1,284) (1,175) 787 439 487 Net gain (loss) on investments and foreign currency transactions (1,341) (1,170) 795 621 502 Net increase/(decrease) in net assets resulting from operations $1,632 $2,545 $5,237 $5,608 $5,763 Per Share Data4 Earnings/(loss) per weighted average share $0.23 $0.27 $0.49 $0.50 $0.46 Net investment income per weighted average share $0.41 $0.39 $0.42 $0.45 $0.42 Distributions declared per share5 $0.13 $0.26 $0.49 $0.50 $0.46 Weighted average common shares outstanding 7,249,093 9,597,994 10,644,934 11,158,826 12,563,478 See the slide titled “Endnotes - Quarterly Operating Results” at the end of this presentation for footnotes.

11 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1.The 10.3% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning July 1, 2021 and ending September 30, 2023. The first investment in GDLC took place on July 1, 2021. These returns do not represent an actual return to any investor in the Company. (0.1)% 3.1% 3.2% 0.2% 1.5% 1.8% 3.3% 3.4% 3.0% Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Avg. 2.2% Investors in GDLC have achieved a 10.3% IRR on NAV1

12 Common Stock and Distribution Information Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 6, 2022 July 19, 2022 July 2022 5,989,253.866 September 14, 2022 $0.1269 $760 August 5, 2022 September 20, 2022 Aug / Sep 2022 1 9,066,482.048 November 22, 2022 — — Total for Quarter Ended September 30, 2022 $0.1269 $760 August 5, 2022 October 18, 2022 October 2022 9,066,482.048 December 28, 2022 $0.1073 $973 November 18, 2022 November 21, 2022 November 2022 10,085,133.581 December 28, 2022 0.0418 422 November 18, 2022 December 15, 2022 December 2022 10,085,133.581 February 28, 2023 0.1097 1,106 Total for Quarter Ended December 31, 2022 $0.2588 $2,501 November 18, 2022 January 17, 2023 January 2023 10,086,079.327 March 21, 2023 $0.1373 $1,384 February 7, 2023 February 24, 2023 February 2023 10,991,547.328 May 23, 2023 0.1535 1,687 February 7, 2023 March 17, 2023 March 2023 11,022,171.579 May 23, 2023 0.1966 2,166 Total for Quarter Ended March 31, 2023 $0.4874 $5,237 February 7, 2023 April 28, 2023 April 2023 11,060,503.464 June 21, 2023 $0.1362 $1,506 May 5, 2023 May 26, 2023 May 2023 11,165,004.172 August 22, 2023 0.1806 2,016 May 5, 2023 June 16, 2023 June 2023 11,165,004.172 August 22, 2023 0.1868 2,086 Total for Quarter Ended June 30, 2023 $0.5036 $5,608 May 5, 2023 July 28, 2023 July 2023 12,098,235.820 September 19, 2023 $0.1362 $1,648 August 3, 2023 August 30, 2023 August 2023 12,098,235.820 November 22, 2023 0.1400 1,694 August 3, 2023 September 22, 2023 September 2023 13,449,887.353 November 22, 2023 0.1800 2,421 Total for Quarter Ended September 30, 2023 $0.4562 $5,763 1. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of September 30, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period August 1, 2022 through September 30, 2022 and the payment of this distribution is $15.00 per share. Due to a net asset value per share less than $15.00 per share, for the period August 1, 2022 through September 30, 2022 resulting in a net asset value per share of $15.00 per share, the distribution declared for the period was zero.

13 Common Stock and Distribution Information (cont’d) Distributions Declared Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 3, 2023 October 20, 2023 October 20231 15,702,639.886 December 28, 2023 TBD TBD November 17, 2023 November 20, 2023 November 20232 17,099,291.419 December 28, 2023 TBD TBD November 17, 2023 December 15, 2023 December 20233 TBD February 21, 2024 TBD TBD November 17, 2023 January 19, 2024 January 20244 TBD March 20, 2024 TBD TBD 1. On August 3, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2023 through October 31, 2023 and the payment of this distribution is $15.00 per share. 2. On November 17, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of November 30, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period November 1, 2023 through November 30, 2023 and the payment of this distribution is $15.00 per share. 3. On November 17, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of December 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period December 1, 2023 through December 31, 2023 and the payment of this distribution is $15.00 per share. 4. On November 17, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2024 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2024 through January 31, 2024 and the payment of this distribution is $15.00 per share.

14 1. For the quarter ended September 30, 2022, the base management fee incurred by the Company was $413 and the base management fee irrevocably waived by GC Advisors totaled $413, which included a one-time waiver of $138 of the base management fee in order to waive 100% of the base management fee calculated under the Investment Advisory Agreement. 2. For the quarter ended September 30, 2022, GC Advisors agreed to a waiver of $265 of income incentive fees calculated under the Investment Advisory Agreement. 3. For the quarter ended September 30, 2022, GC Advisors and Golub Capital LLC waived reimbursement of $304 for any operating expenses and costs and expenses subject to reimbursement by the Company. 4. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 5. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period. Endnotes - Quarterly Results